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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 12, 1997




                             OLYMPIC FINANCIAL LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-20526                   41-1664848
----------------------------    ------------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)


         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 942-9880
                                                     --------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

4.1 Indenture dated as of March 12, 1997 between Olympic Financial Ltd. and Norwest Bank Minnesota, National Association, as Trustee

4.2 First Supplemental Indenture, dated as of March 12, 1997 between Olympic Financial Ltd. and Norwest Bank Minnesota, National Association, as Trustee

4.3 Warrant Agreement, dated as of March 12, 1997 by and between Olympic Financial Ltd. and Norwest Bank Minnesota, National Association, as Warrant Agent

4.4       Form of Unit

4.5       Form of 11-1/2% Senior Note due March 15, 2007

4.6       Form of Initial Warrant Certificate

4.7 Second Supplemental Indenture dated as of March 11, 1997 to Indenture dated as of April 28, 1995 between Olympic Financial Ltd. and Norwest National Bank, National Association

10.1 Second Amendment to Credit Agreement entered into as of March 4, 1997 among Olympic Financial Ltd., the financial institutions signatory thereto (the "Lenders") and Bank of America National Trust and Savings Association, as agent for the Lenders.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 1997           OLYMPIC FINANCIAL LTD.


                         By:        /s/ John A. Witham
                              --------------------------------------------
                              John A. Witham
                              Executive Vice President and Chief
                               Financial Officer


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                               INDEX TO EXHIBITS


Exhibit No.                    Description
-----------                    -----------

4.1 Indenture dated as of March 12, 1997 between Olympic Financial Ltd. and Norwest Bank Minnesota, National Association, as Trustee

4.2 First Supplemental Indenture, dated as of March 12, 1997 between Olympic Financial Ltd. and Norwest Bank Minnesota, National Association, as Trustee

4.3 Warrant Agreement, dated as of March 12, 1997 by and between Olympic Financial Ltd. and Norwest Bank Minnesota, National Association, as Warrant Agent

4.4       Form of Unit

4.5       Form of 11-1/2% Senior Note due March 15, 2007

4.6       Form of Initial Warrant Certificate

4.7 Second Supplemental Indenture dated as of March 11, 1997 to Indenture dated as of April 28, 1995 between Olympic Financial Ltd. and Norwest National Bank, National Association

10.1 Second Amendment to Credit Agreement entered into as of March 4, 1997 among Olympic Financial Ltd., the financial institutions signatory thereto (the "Lenders") and Bank of America National Trust and Savings Association, as agent for the Lenders.


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